As filed with the Securities and Exchange Commission on May 30, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2018

DoubleLine Opportunistic Credit Fund

NYSE: DBL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2018	3

Chairman’s Letter	(Unaudited) March 31, 2018

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the 6-month period ended March 31, 2018. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311) or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

May 1, 2018

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2018

•	Agency Mortgage-Backed Securities (Agency MBS)

For the trailing 6-month period ended March 31, 2018, the Bloomberg Barclays U.S. MBS Index returned -1.04%, slightly outperforming both the U.S. Government and Corporate sectors. During this period, yields across the U.S. Treasury (UST) curve increased with 2-year yields increasing by about 78 basis points (bps) and 10-year yields increasing by about 41 bps. Corporate credit spreads widened by about 24 bps from peak-to-trough, largely attributing to the Agency MBS sector’s outperformance. Aggregate prepayment activity was unchanged across all three agencies (Fannie Mae, Freddie Mac, and Ginnie Mae) due to higher mortgage rate levels. Additionally, 30-year mortgage rates (based on Freddie Mac 30-year Commitment Rates) increased by about 61 bps and 15-year mortgage rates (based on Freddie Mac 15-year Commitment Rates) increased by about 74 bps. Consistent with these factors, overall refinancing activity, as measured by the Mortgage Bankers Association (MBA) U.S. Refinancing Index Seasonally-Adjusted, declined by about 20% and overall purchasing activity, as measured by the MBA Purchase Index Seasonally-Adjusted, increased by about 8%. 30-year current coupon spreads against blended 5-year/10-year UST were effectively unchanged over the 6-month period, though we did see some volatility when spreads tightened and then widened in the beginning of the new calendar year. As of March 31, 2018, the duration of the Bloomberg Barclays U.S. MBS Index extended to 5.05 years with a yield of roughly 3.30%.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended March 31, 2018, spreads tightened 30 to 60 bps across the capital stack as the market remained well-bid despite higher volatility. Bid list volumes were approximately $39 billion during the period with banks and money managers making up a majority of the supply. A turbulent hurricane season led to delinquency spikes across impacted regions, most notably Houston and Puerto Rico. While collateral trends improved in the proceeding months, the impact shed light on catastrophic risks to new issue sectors such as Agency Credit Risk Transfer. There were multiple representation and warranty settlements during the period with JP Morgan and Long Beach/Washington Mutual trusts receiving the most significant payouts of $700 million and $800 million, respectively.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended March 31, 2018, new issue CMBS spreads were mixed alongside broader credit and equity indices. During the period, the Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned -0.97%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of -1.08%. While spreads rallied through the fourth quarter 2017, the volatility seen in broader markets throughout the first quarter 2017 furthered spread tiering in the first quarter 2018. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 1.0% on the national level, as compared to 0.5% over the prior reporting period. Despite the increase in CPPI, we see potential headwinds on the horizon due to a pullback in foreign investment, which represents 16% of market share (down from the peak of 18% in 2015), and a slowdown in transaction volume, which fell to its lowest monthly level in nearly five years in February 2018. For the 6-month period, 10-year AAA last cash flows (LCFs) tightened by 4 bps to 82 bps over swaps while BBB- bonds tightened by 35 bps to 330 bps over swaps. $44.5 billion in new issuance priced during the 6-month period as compared to $34.8 billion from October 2016 through March 2017. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate loans is now 4.55%, down 85 bps over the 6-month period and 82 bps year-over-year.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended March 31, 2018, CLO issuance totaled $67.66 billion across 121 deals. Typically issuance is slow at the start of the year, but February 2018 had the highest monthly issuance for the period with a total of $15.03 billion across 28 deals. The spike in February issuance has been attributed by many to the ruling by the United States Court of Appeals for the District of Columbia that qualifying CLO managers are not subject to the risk retention requirements of the Dodd-Frank Act. This appears to have allowed managers with capital constraints to issue new deals and refinance or reset deals that were not Risk Retention compliant. London Interbank Offered Rate (LIBOR) rose by almost 100 bps over the period. With a rising LIBOR, spread levels across the capital stack continued to price tighter. While spreads levels continued to go down, all in yield levels ticked up slightly thanks to the increase in LIBOR.

•	Government Securities

For the 6-month period ended March 31, 2018, the Bloomberg Barclays U.S. Treasury Index posted a loss of 1.08% given the broad upward movement in yields. During this period, the 2-year yield was up 75 bps, the 5-year yield was up 61 bps, the 10-year yield was up

Semi-Annual Report	March 31, 2018	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2018

39 bps, and the 30-year yield was up 9 bps. Rising yields were spurred by upside surprises in wage growth and inflation, as well as solid economic growth and anticipated fiscal stimulus. On the supply side, the UST increased its front-end issuance to finance the budgetary gap caused by the tax cut bill. This, coupled with the two Federal Reserve rate hikes, pushed short-term yields to levels not seen since 2008. While front-end yields went up rapidly, yields on long bonds were stable, making the 30-year bond the best performer among different tenors. The yield curve flattened to a multi-year low point as a result. Supported by upside surprises to Consumer Price Index (CPI) data, as well as robust Energy prices, Treasury Inflation-Protected Securities had a better run than nominal UST, posting a positive return of 0.46%.

6	DoubleLine Opportunistic Credit Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2018

For the 6-month period ended March 31, 2018, the DoubleLine Opportunistic Credit Fund on a net asset value basis outperformed the Bloomberg Barclays U.S Aggregate Bond Index return of -1.08%. During the period, yields increased across the UST curve with 2-year yields increasing by about 0.78% and 10-year yields increasing by about 0.40%. Outperformance was largely due to Fund exposure to non-Agency MBS. The non-Agency MBS sector as a whole benefited from strengthening valuations and robust interest income. CLOs and CMBS also contributed positively to returns as high coupon returns helped offset declining prices. Conversely, due to rising interest rates, Agency MBS in general, and inverse floating-rate and inverse interest-only securities in particular, were among the worst performers in the Fund. Inverse floating-rate and inverse interest-only securities have the longest duration profile and hence experienced price declines in the rising interest rate environment. The Fund has historically been managed to a longer duration versus the Index. As of March 31, 2018 the Index’s duration was 6.3 years while the Fund’s duration was 8.9 years with a yield-to-maturity of 7.6%, and current gross leverage at 22.8%.

6-Month Period Ended 3-31-18	6-Months (Not Annualized)
Net Asset Value (NAV) Return	-0.96%
Market Price Return	-5.88%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.08%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2018 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/opportunistic-credit-fund/ or by calling the Funds’ shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/opportunistic-credit-fund/.

Semi-Annual Report	March 31, 2018	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2018

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Basis Point—A unit that is equal to 1/100th of 1%.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. Treasury Index—The U.S. Treasury component of the Bloomberg Barclays U.S. Government index. This index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Consumer Price Index (CPI) - A measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 15-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 15-year fixed-rate mortgage loan.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Leverage—The use of various financial instruments or borrowed capital, such as margin, to increase the potential return of an investment.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Moody’s/RCA Commercial Property Price Index—A time series of unleveraged U.S. commercial property values that captures the prices at which commercial real estate transactions are currently being negotiated and contracted.

Mortgage Bankers Association (MBA) U.S. Refinancing Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Mortgage Bankers Association (MBA) Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Yield-to-Maturity—The discount rate at which the sum of all future cash flows from the bond (coupons and principal) is equal to the price of the bond. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Opportunistic Credit Fund

Standardized Performance Summary	(Unaudited) March 31, 2018

DBL
DoubleLine Opportunistic Credit Fund Returns as of March 31, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (1-27-12 to 3-31-18)
Total Return based on NAV	-0.96%	3.60%	4.58%	6.43%	7.59%
Total Return based on Market Price	-5.88%	-1.05%	4.70%	5.23%	7.16%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.08%	1.20%	1.20%	1.82%	2.07%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	March 31, 2018	9

Schedule of Investments DoubleLine Opportunistic Credit Fund	(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.5%

	Citi Held For Asset Issuance,
1,236,793	Series 2015-PM1-C	5.01%	^	12/15/2021	1,242,546

	Coinstar Funding LLC,
2,729,375	Series 2017-1A-A2	5.22%	^	04/25/2047	2,806,510

	Jimmy Johns Funding LLC,
4,975,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	5,097,313

	Sapphire Aviation Finance Ltd.,
1,000,000	Series 2018-1A-B	5.93%	^	03/15/2040	1,007,458

	SoFi Professional Loan Program,
4,146,860	Series 2013-1R-A	3.61%	¥@Þ	12/26/2029	714,193

	Total Asset Backed Obligations (Cost $12,501,083)				10,868,020

COLLATERALIZED LOAN OBLIGATIONS 14.3%

	ALM Ltd.,
1,000,000	Series 2015-12A-C1R (3 Month LIBOR USD + 3.20%)	4.92%	^	04/16/2027	1,002,027

	Apidos Ltd.,
1,500,000	Series 2014-18A-D (3 Month LIBOR USD + 5.20%)	6.94%	^	07/22/2026	1,501,285

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	8.79%	#^@	04/17/2026	518,089

	Atrium Corporation,
1,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.58%	^	05/28/2030	1,015,516

	Babson Ltd.,
500,000	Series 2014-3A-D2 (1 Month LIBOR USD + 4.40%)	6.12%	^	01/15/2026	500,000
750,000	Series 2014-3A-E2 (3 Month LIBOR USD + 6.50%)	8.22%	^	01/15/2026	750,000
1,000,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	4.69%	^	10/20/2030	1,008,987
2,000,000	Series 2016-2A-E (3 Month LIBOR USD + 6.90%, 6.90% Floor)	8.64%	^	07/20/2028	2,031,034
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.33%	^	07/18/2029	1,012,678

	Barings Ltd.,
1,000,000	Series 2016-3A-C (3 Month LIBOR USD + 3.95%, 3.95% Floor)	5.67%	^	01/15/2028	1,015,295

	BlueMountain Ltd.,
1,900,000	Series 2013-1A-DR (3 Month LIBOR USD + 7.50%)	9.24%	^	01/20/2029	1,952,870
1,000,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	4.64%	^	10/22/2030	1,006,810

	Canyon Capital Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.32%	^	07/15/2030	1,013,282
1,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	7.97%	^	07/15/2030	1,014,835

	Carlyle Global Market Strategies Ltd.,
1,000,000	Series 2016-2A-D2 (3 Month LIBOR USD + 6.45%, 6.45% Floor)	8.17%	^	07/15/2027	1,014,761

	Cent Ltd.,
500,000	Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	5.54%	^	11/07/2026	501,485

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dryden Senior Loan Fund,
1,500,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	6.87%	^	01/15/2031	1,474,661
500,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	4.97%	^	07/15/2030	506,462

	Gilbert Park Ltd.,
2,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	7.76%	^	10/15/2030	2,038,968

	Greenwood Park Ltd.,
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 4.95%)	0.00%	^	04/15/2031	999,814

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	5.39%	^	10/22/2025	500,677

	Highbridge Loan Management Ltd.,
1,000,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	4.64%	^	10/20/2029	1,003,218

	Jay Park Ltd.,
2,000,000	Series 2016-1A-D (3 Month LIBOR USD + 7.00%)	8.74%	^	10/20/2027	2,034,996

	LCM LP,
567,715	Series 11A-INC	4.52%	^@	04/19/2022	1,776
2,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	7.23%	^	01/20/2031	2,484,241

	Neuberger Berman Loan Advisers Ltd.,
2,500,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	7.12%	^	01/15/2028	2,482,933
1,000,000	Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	4.98%	^	10/18/2029	1,008,959

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	5.72%	^	07/15/2029	1,016,011
500,000	Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	5.48%	^	11/14/2026	504,015
1,000,000	Series 2014-1A-D (3 Month LIBOR USD + 6.60%)	8.43%	^	11/14/2026	1,011,463
1,000,000	Series 2015-1A-DU (3 Month LIBOR USD + 4.59%)	6.48%	^	05/21/2027	1,003,258
2,000,000	Series 2017-1A-SUB	0.00%	#^	03/17/2030	1,858,775

	TCI-Cent Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 6.75%)	8.51%	^	12/21/2029	1,023,531

	TCI-Symphony Ltd.,
2,000,000	Series 2016-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	5.52%	^	10/13/2029	2,021,681

	Voya Ltd.,
1,000,000	Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.29%	^	07/20/2030	1,014,080

	Wind River Ltd.,
2,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.47%	^	01/15/2031	2,481,727
1,040,000	Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	4.53%	^	11/20/2030	1,039,818

	Total Collateralized Loan Obligations (Cost $44,297,238)				44,370,018

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 18.4%

	Bear Stearns Commercial Mortgage Securities, Inc.,
450,000	Series 2007-T26-AJ	5.52%	#	01/12/2045	426,220

	Benchmark Mortgage Trust,
18,583,112	Series 2018-B1-XA	0.53%	# I/O	01/15/2051	761,787

	CD Mortgage Trust,
18,452,941	Series 2017-CD6-XA	0.98%	# I/O	11/13/2050	1,195,105

	Citigroup Commercial Mortgage Trust,
600,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	511,286
4,829,556	Series 2015-GC27-XA	1.41%	# I/O	02/10/2048	350,404
528,000	Series 2016-GC36-D	2.85%	^	02/10/2049	406,612

	Commercial Mortgage Pass-Through Certificates,
864,000	Series 2012-CR4-E	4.57%	#^Þ	10/15/2045	294,477
47,604,708	Series 2013-LC6-XA	1.42%	# I/O	01/10/2046	2,607,372
73,381,137	Series 2014-CR16-XA	1.16%	# I/O	04/10/2047	3,139,722
26,400,000	Series 2014-UBS3	1.28%	#^ I/O	06/10/2047	1,777,119
1,127,250	Series 2014-UBS4-E	3.75%	^Þ	08/10/2047	775,302
1,288,300	Series 2014-UBS4-F	3.75%	^Þ	08/10/2047	798,589
2,415,590	Series 2014-UBS4-G	3.75%	^¥Þ	08/10/2047	773,098
5,000	Series 2014-UBS4-V	0.00%	#^¥Þ	08/10/2047	—
27,394,000	Series 2015-CR23-XD	1.02%	#^ I/O	05/10/2048	1,755,361
566,000	Series 2015-CR26-C	4.49%	#	10/10/2048	555,487
5,297,000	Series 2015-CR26-XD	1.24%	#^ I/O	10/10/2048	403,596
543,000	Series 2015-DC1-D	4.35%	#^	02/10/2048	452,676
550,000	Series 2015-LC19-D	2.87%	^	02/10/2048	458,927
1,500,000	Series 2015-LC23-E	3.65%	#^	10/10/2048	1,132,271
549,000	Series 2016-CR28-E	4.15%	#^	02/10/2049	421,163

	Commercial Pass-Through Certificates,
97,284,519	Series 2015-LC21-XA	0.84%	# I/O	07/10/2048	3,728,098

	Core Industrial Trust,
74,409,500	Series 2015-TEXW-XB	0.29%	#^ I/O	02/10/2034	792,238

	FREMF Mortgage Trust,
390,553	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	6.72%	^	07/25/2023	394,273

	GMAC Commercial Mortgage Securities Trust,
591,000	Series 2004-C3-E	5.14%	#^	12/10/2041	579,481

	Great Wolf Trust,
5,000,000	Series 2017-WFMZ-MC (1 Month LIBOR USD + 10.47%, 10.47% Floor)	12.40%	^	09/15/2019	5,109,376

	GS Mortgage Securities Corporation,
543,000	Series 2015-GC28-D	4.33%	#^	02/10/2048	434,685
81,435,000	Series 2018-GS9-XA	0.60%	# I/O	03/10/2051	2,981,417

	GS Mortgage Securities Trust,
500,000	Series 2014-GC26-C	4.51%	#	11/10/2047	496,362
650,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	566,425

	JP Morgan Chase Commercial Mortgage Securities Corporation,
26,275,679	Series 2012-CBX-XA	1.65%	# I/O	06/15/2045	1,153,710

	JP Morgan Chase Commercial Mortgage Securities Trust,
441,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	439,893
120,495	Series 2007-LDPX-AM	5.46%	#	01/15/2049	120,371

	JPMBB Commercial Mortgage Securities Trust,
10,765,000	Series 2013-C14-XC	0.97%	#^ I/O	08/15/2046	503,336
564,000	Series 2013-C15-D	5.08%	#^	11/15/2045	548,287
557,000	Series 2013-C17-E	3.87%	#^Þ	01/15/2047	414,162
3,488,650	Series 2014-C19-E	4.00%	#^Þ	04/15/2047	2,550,842
1,938,200	Series 2014-C19-F	3.75%	#^Þ	04/15/2047	1,063,159
6,202,105	Series 2014-C19-NR	3.75%	#^¥Þ	04/15/2047	1,946,245
5,325,613	Series 2014-C26-XA	1.13%	# I/O	01/15/2048	243,742
500,000	Series 2015-C27-D	3.84%	#^	02/15/2048	401,624
20,920,000	Series 2015-C29-XE	0.30%	#^ I/O	05/15/2048	436,649
775,000	Series 2015-C32-C	4.67%	#	11/15/2048	770,828
16,358,000	Series 2015-C32-XD	0.50%	#^ I/O	11/15/2048	510,147

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMDB Commercial Mortgage Securities Trust,
15,898,203	Series 2016-C4-XA	0.84%	# I/O	12/15/2049	883,865

	LSTAR Commercial Mortgage Trust,
5,549,404	Series 2016-4-XA	1.95%	#^ I/O	03/10/2049	404,067

	Merrill Lynch Mortgage Trust,
569,000	Series 2007-C1-AM	5.81%	#	06/12/2050	574,644

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C15-D	4.89%	#^	04/15/2047	470,540
500,000	Series 2014-C19-C	4.00%		12/15/2047	480,583
1,050,000	Series 2015-C26-D	3.06%	^	10/15/2048	846,475
804,000	Series 2015-C27-D	3.24%	#^	12/15/2047	602,998

	Morgan Stanley Capital Trust,
1,191,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%, 6.90% Floor)	8.68%	^	11/15/2034	1,202,744

	Morgan Stanley Capital, Inc.,
525,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	508,217

	Wachovia Bank Commercial Mortgage Trust,
262,357	Series 2007-C30-AJ	5.41%	#	12/15/2043	265,071

	Wells Fargo Commercial Mortgage Trust,
467,000	Series 2012-LC5-E	4.77%	#^	10/15/2045	402,492
747,000	Series 2015-NXS4-D	3.60%	#	12/15/2048	667,798
55,936,000	Series 2018-C43-XA	0.87%	# I/O	03/15/2051	3,111,887

	Wells Fargo Commercial Trust,
23,293,000	Series 2015-C28-XF	1.13%	#^ I/O	05/15/2048	1,501,215

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $59,087,078)				57,104,520

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 46.9%

	Adjustable Rate Mortgage Trust,
2,479,478	Series 2006-1-2A1	3.87%	#	03/25/2036	2,080,251

	Banc of America Alternative Loan Trust,
1,209,154	Series 2005-8-2CB1	6.00%		09/25/2035	1,215,168

	Banc of America Funding Corporation,
1,228,839	Series 2006-A-4A1	3.62%	#	02/20/2036	1,189,486

	BCAP LLC Trust,
13,431,763	Series 2007-AB1-A5	4.97%	ß	03/25/2037	9,152,496
5,269,567	Series 2010-RR6-2216	3.39%	#^Þ	06/26/2036	5,003,378
1,187,877	Series 2010-RR6-6A2	9.30%	#^	07/26/2037	1,027,470

	Chase Mortgage Finance Trust,
2,151,667	Series 2007-S1-A7	6.00%		02/25/2037	1,749,596
2,212,786	Series 2007-S3-1A5	6.00%		05/25/2037	1,771,423

	ChaseFlex Trust,
2,499,508	Series 2007-1-1A1	6.50%		02/25/2037	1,928,445

	CHL Mortgage Pass-Through Trust,
2,381,548	Series 2007-4-1A35 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.83%	I/F I/O	05/25/2037	481,310
2,381,548	Series 2007-4-1A36 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	2.17%		05/25/2037	1,390,289

	CIM Trust,
7,000,000	Series 2016-1RR-B2	8.29%	#^Þ	07/26/2055	6,897,314
7,000,000	Series 2016-2RR-B2	8.15%	#^Þ	02/25/2056	6,797,924
7,000,000	Series 2016-3RR-B2	8.33%	#^Þ	02/27/2056	6,758,147
6,010,000	Series 2017-3RR-B2	12.40%	#^Þ	01/27/2057	6,527,614

	Citicorp Mortgage Securities, Inc.,
1,817,975	Series 2006-2-1A14	5.50%		04/25/2036	1,800,661

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	11

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, Inc.,
606,649	Series 2006-8-A4 (-3 x 1 Month LIBOR USD + 19.66%, 19.66% Cap)	14.52%	^ I/F	10/25/2035	699,097
3,697,780	Series 2010-9-3A7	9.83%	^	01/25/2036	3,719,844
5,061,031	Series 2010-9-4A3	6.99%	#^	09/25/2035	5,089,221

	CitiMortgage Alternative Loan Trust,
2,875,746	Series 2007-A4-1A6	5.75%		04/25/2037	2,733,166
2,257,174	Series 2007-A6-1A16	6.00%		06/25/2037	2,205,346

	Countrywide Alternative Loan Trust,
1,519,198	Series 2005-85CB-2A5 (1 Month LIBOR USD + 1.10%, 1.10% Floor, 7.00% Cap)	2.97%		02/25/2036	1,287,928
320,831	Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	14.77%	I/F	02/25/2036	373,534

	Credit Suisse First Boston Mortgage Securities Corporation,
2,833,663	Series 2005-11-7A1	6.00%		12/25/2035	2,474,790

	Credit Suisse Mortgage Capital Certificates,
3,561,998	Series 2006-5-3A3	6.50%		06/25/2036	1,892,751
1,118,719	Series 2006-9-2A1	5.50%		11/25/2036	1,063,385
596,316	Series 2006-9-6A14	6.00%		11/25/2036	568,125

	First Horizon Asset Securities, Inc.,
1,265,431	Series 2007-AR3-2A2	3.54%	#	11/25/2037	1,148,139

	IndyMac Mortgage Loan Trust,
583,762	Series 2005-AR1-2A1	3.85%	#	11/25/2035	560,638
2,063,837	Series 2005-AR23-6A1	3.42%	#	11/25/2035	1,918,812

	JP Morgan Alternative Loan Trust,
367,100	Series 2006-S1-2A5	5.50%		02/25/2021	374,962

	JP Morgan Resecuritization Trust,
3,613,111	Series 2011-1-1A10	6.00%	#^	12/26/2036	3,467,166
3,648,627	Series 2011-1-2A10	6.00%	#^	06/26/2037	3,477,601

	Lehman Mortgage Trust,
1,491,445	Series 2007-10-1A1	6.00%		01/25/2038	1,582,452
2,063,943	Series 2007-4-1A3	5.75%		05/25/2037	1,777,773

	Lehman XS Trust,
595,083	Series 2005-2-1A2 (1 Month LIBOR USD + 0.70%, 0.35% Floor)	2.57%		08/25/2035	586,967

	MASTR Asset Securitization Trust,
1,008,870	Series 2007-2-A3	6.25%		01/25/2038	921,304

	Nationstar HECM Loan Trust,
4,250,000	Series 2017-1A-M2	4.70%	^	05/25/2027	4,244,535

	Nomura Resecuritization Trust,
2,005,137	Series 2010-2RA-A2	5.50%	#^	01/26/2036	1,942,756

	RBSGC Structured Trust,
1,701,422	Series 2008-B-A1	6.00%	^	06/25/2037	1,572,793

	Residential Accredit Loans, Inc.,
2,418,795	Series 2005-QS13-2A3	5.75%		09/25/2035	2,363,267
1,579,838	Series 2005-QS14-3A1	6.00%		09/25/2035	1,520,114
1,912,582	Series 2006-QS10-A1	6.00%		08/25/2036	1,749,626
2,047,192	Series 2006-QS6-1A5	5.75%		06/25/2036	1,868,049
3,767,889	Series 2006-QS7-A3	6.00%		06/25/2036	3,475,198
968,125	Series 2007-QS1-1A1	6.00%		01/25/2037	910,562
4,133,382	Series 2007-QS3-A1	6.50%		02/25/2037	3,762,297
1,669,714	Series 2007-QS6-A1 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.20%		04/25/2037	1,336,561
1,767,711	Series 2007-QS6-A102	5.75%		04/25/2037	1,668,255
380,369	Series 2007-QS6-A2 (-8 x 1 Month LIBOR USD + 55.58%, 55.58% Cap)	39.99%	I/F	04/25/2037	685,288

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Asset Securitization Trust,
1,846,046	Series 2006-A6-1A12 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.23%	I/F I/O	07/25/2036	593,380
1,825,287	Series 2006-A6-1A9	6.00%		07/25/2036	973,077
3,765,224	Series 2007-A2-1A2	6.00%		04/25/2037	3,406,366
2,399,183	Series 2007-A7-A1	6.00%		07/25/2037	1,751,286
1,159,528	Series 2007-A8-1A3	6.00%		08/25/2037	949,471

	Residential Funding Mortgage Securities Trust,
1,951,633	Series 2006-S5-A9	6.00%		06/25/2036	1,936,864
1,136,246	Series 2007-S2-A4	6.00%		02/25/2037	1,087,835
1,248,586	Series 2007-S6-1A10	6.00%		06/25/2037	1,201,104

	Structured Adjustable Rate Mortgage Loan Trust,
1,282,296	Series 2006-1-2A2	3.54%	#	02/25/2036	1,301,516

	Structured Asset Securities Corporation,
6,179,001	Series 2005-11H-A3	5.50%		06/25/2035	6,071,593

	Washington Mutual Mortgage Pass-Through Certificates,
4,504,227	Series 2006-8-A4	4.52%	ß	10/25/2036	2,873,111

	Wells Fargo Alternative Loan Trust,
2,597,080	Series 2007-PA3-2A1	6.00%		07/25/2037	2,561,004

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $138,869,822)				145,499,881

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 36.1%

	Federal Home Loan Mortgage Corporation,
865,979	Series 3211-SI (-4 x 1 Month LIBOR USD + 27.67%, 27.67% Cap)	20.20%	I/F I/O	09/15/2036	610,566
1,858,438	Series 3236-ES (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.92%	I/F I/O	11/15/2036	315,865
1,139,491	Series 3256-S (-1 x 1 Month LIBOR USD + 6.69%, 6.69% Cap)	4.91%	I/F I/O	12/15/2036	174,979
923,356	Series 3292-SD (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.32%	I/F I/O	03/15/2037	137,334
7,688,632	Series 3297-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	4.98%	I/F I/O ‡	04/15/2037	1,381,857
5,189,482	Series 3311-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	4.98%	I/F I/O	05/15/2037	795,989
5,441,666	Series 3311-IA (-1 x 1 Month LIBOR USD + 6.41%, 6.41% Cap)	4.63%	I/F I/O	05/15/2037	861,505
1,240,796	Series 3314-SH (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.62%	I/F I/O	11/15/2036	139,865
126,299	Series 3317-DS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	10.56%	I/F	05/15/2037	140,806
822,686	Series 3330-KS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.77%	I/F I/O	06/15/2037	105,517
221,638	Series 3339-AI (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.77%	I/F I/O	07/15/2037	22,177
3,631,796	Series 3339-TI (-1 x 1 Month LIBOR USD + 6.14%, 6.14% Cap)	4.36%	I/F I/O	07/15/2037	492,846
2,816,352	Series 3374-SD (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.67%	I/F I/O	10/15/2037	407,852
519,955	Series 3382-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	4.52%	I/F I/O	11/15/2037	63,884

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
6,252,755	Series 3404-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22%	I/F I/O	01/15/2038	871,383
491,447	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.87%	I/F I/O	03/15/2038	44,887
4,985,247	Series 3435-S (-1 x 1 Month LIBOR USD + 5.98%, 5.98% Cap)	4.20%	I/F I/O	04/15/2038	587,521
402,343	Series 3508-PS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.87%	I/F I/O	02/15/2039	47,860
1,562,215	Series 3725-CS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22%	I/F I/O	05/15/2040	175,172
3,483,528	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	2.67%	I/F I/O	09/15/2040	217,142
13,891,108	Series 3736-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.27%	I/F I/O ‡	10/15/2040	2,112,543
5,239,993	Series 3753-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22%	I/F I/O	11/15/2040	858,305
6,040,041	Series 3780-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.72%	I/F I/O	12/15/2040	917,449
2,036,192	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	4.07%	I/F I/O	02/15/2041	235,300
1,174,966	Series 3905-SC (-5 x 1 Month LIBOR USD + 22.75%, 22.75% Cap)	14.43%	I/F ‡	08/15/2041	1,649,544
2,070,628	Series 3924-SJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22%	I/F I/O	09/15/2041	268,849
7,959,806	Series 3960-ES (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	4.17%	I/F I/O	11/15/2041	960,723
4,195,066	Series 4064-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22%	I/F I/O	06/15/2042	729,344
2,735,909	Series 4155-GS (-1 x 1 Month LIBOR USD + 5.46%, 5.46% Cap)	3.46%	I/F ‡	01/15/2033	2,339,133
13,487,923	Series 4217-CS (-1 x 1 Month LIBOR USD + 5.28%, 5.28% Cap)	3.15%	I/F ‡	06/15/2043	10,948,174
3,353,202	Series 4225-BS (-3 x 1 Month LIBOR USD + 11.87%, 11.87% Cap)	7.43%	I/F ‡	12/15/2040	3,372,724
5,022,080	Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	4.12%	I/F I/O	01/15/2054	736,690
10,832,942	Series 4302-GS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.37%	I/F I/O ‡	02/15/2044	1,567,105

	Federal National Mortgage Association,
254,719	Series 2005-72-WS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.88%	I/F I/O	08/25/2035	27,339
2,638,412	Series 2005-90-SP (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.88%	I/F I/O	09/25/2035	252,160
1,040,116	Series 2006-117-SQ (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.68%	I/F I/O	12/25/2036	109,309
511,162	Series 2006-119-HS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.78%	I/F I/O	12/25/2036	68,721
7,555,361	Series 2006-123-CI (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.87%	I/F I/O ‡	01/25/2037	1,270,250

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
3,612,000	Series 2006-60-YI (-1 x 1 Month LIBOR USD + 6.57%, 6.57% Cap)	4.70%	I/F I/O	07/25/2036	622,418
3,443,123	Series 2007-15-BI (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.83%	I/F I/O	03/25/2037	553,433
1,153,199	Series 2007-20-S (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.87%	I/F I/O	03/25/2037	170,886
695,888	Series 2007-21-SD (-1 x 1 Month LIBOR USD + 6.48%, 6.48% Cap)	4.61%	I/F I/O	03/25/2037	77,657
1,686,945	Series 2007-30-IE (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.87%	I/F I/O	04/25/2037	383,437
3,928,444	Series 2007-32-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.23%	I/F I/O	04/25/2037	528,194
1,825,279	Series 2007-40-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.23%	I/F I/O	05/25/2037	236,555
286,580	Series 2007-48-SE (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.23%	I/F I/O	05/25/2037	28,578
726,672	Series 2007-64-LI (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	4.69%	I/F I/O	07/25/2037	92,596
299,449	Series 2007-68-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.78%	I/F I/O	07/25/2037	33,537
9,271,687	Series 2007-75-PI (-1 x 1 Month LIBOR USD + 6.54%, 6.54% Cap)	4.67%	I/F I/O ‡	08/25/2037	1,493,443
4,930,211	Series 2008-33-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	04/25/2038	596,824
4,075,545	Series 2008-42-SC (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	4.03%	I/F I/O	05/25/2038	521,101
871,596	Series 2008-5-GS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.38%	I/F I/O	02/25/2038	126,793
2,681,992	Series 2008-62-SD (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.18%	I/F I/O	07/25/2038	331,843
1,685,871	Series 2008-68-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.23%	I/F I/O	08/25/2038	227,505
521,179	Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.38%	I/F I/O	01/25/2040	55,259
1,926,556	Series 2009-12-CI (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.73%	I/F I/O	03/25/2036	286,887
438,294	Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.23%	I/F I/O	07/25/2039	42,288
449,618	Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	4.08%	I/F I/O	07/25/2039	45,970
204,615	Series 2009-67-SA (-1 x 1 Month LIBOR USD + 5.15%, 0.25% Floor, 5.15% Cap)	3.28%	I/F I/O	07/25/2037	15,767
829,916	Series 2009-87-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	11/25/2049	114,492
1,571,369	Series 2009-91-SD (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.28%	I/F I/O	11/25/2039	191,597
332,945	Series 2010-109-BS (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	36.69%	I/F	10/25/2040	1,071,894

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	13

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
506,588	Series 2010-115-SD (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.73%	I/F I/O	11/25/2039	59,055
810,319	Series 2010-11-SC (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.93%	I/F I/O	02/25/2040	57,895
3,162,792	Series 2010-134-SE (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.78%	I/F I/O	12/25/2025	278,557
9,331,065	Series 2010-142-SC (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.73%	I/F I/O ‡	12/25/2040	1,656,379
3,516,422	Series 2010-150-MS (-1 x 1 Month LIBOR USD + 6.53%, 6.53% Cap)	4.66%	I/F I/O	01/25/2041	542,006
1,571,674	Series 2010-15-SL (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	3.08%	I/F I/O	03/25/2040	152,551
383,978	Series 2010-19-SA (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.53%	I/F I/O	03/25/2050	34,467
1,423,907	Series 2010-31-SB (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13%	I/F I/O	04/25/2040	150,238
2,290,762	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	3.80%	I/F I/O	05/25/2040	262,092
476,270	Series 2010-8-US (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.93%	I/F I/O	02/25/2040	36,261
656,916	Series 2010-9-GS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.88%	I/F I/O	02/25/2040	45,191
2,005,951	Series 2011-114-S (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	09/25/2039	248,231
2,478,313	Series 2011-146-US (-1 x 1 Month LIBOR USD + 7.00%, 7.00% Cap)	4.38%	I/F	01/25/2042	2,276,834
157,371	Series 2011-40-SA (-3 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	5.32%	I/F ‡	09/25/2040	155,574
1,881,885	Series 2011-58-SA (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.68%	I/F I/O	07/25/2041	310,309
1,220,739	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.53%	I/F I/O	11/25/2040	101,811
658,323	Series 2012-29-SG (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	04/25/2042	67,481
6,746,669	Series 2012-56-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.18%	I/O I/F	06/25/2042	868,524
6,864,657	Series 2012-76-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/O I/F	07/25/2042	1,016,244
132,049	Series 2012-82-SC (-2 x 1 Month LIBOR USD + 7.53%, 7.53% Cap)	4.61%	I/F	08/25/2042	123,193
6,666,782	Series 2013-17-MS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.40%	I/F ‡	03/25/2043	5,361,391
4,134,825	Series 2013-18-BS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.15%	I/F ‡	03/25/2043	3,476,434
2,668,267	Series 2013-41-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.19%	I/F ‡	05/25/2043	2,261,472
3,196,124	Series 2013-51-SH (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.19%	I/F ‡	05/25/2033	2,795,209

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
10,316,596	Series 2013-55-KS (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.19%	I/F ‡	06/25/2043	8,268,554
9,953,709	Series 2013-83-US (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13%	I/F ‡	08/25/2043	8,540,794
439,774	Series 374-19	6.50%	I/O	09/25/2036	102,243

	Government National Mortgage Association,
1,103,412	Series 2009-104-SD (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.56%	I/F I/O	11/16/2039	160,356
284,093	Series 2010-98-IA	5.77%	# I/O	03/20/2039	28,738
48,414	Series 2011-56-BS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.31%	I/F I/O	11/16/2036	100
862,318	Series 2011-56-KS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.31%	I/F I/O	08/16/2036	9,689
1,449,371	Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	3.53%	I/F I/O	05/20/2041	157,446
8,713,424	Series 2011-70-WS (-2 x 1 Month LIBOR USD + 9.70%, 9.70% Cap)	6.06%	I/F ‡	12/20/2040	8,901,838
2,167,272	Series 2011-71-SG (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.58%	I/F I/O	05/20/2041	242,532
2,512,696	Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	3.56%	I/F I/O	05/20/2041	292,457
2,935,296	Series 2011-89-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.63%	I/F I/O	06/20/2041	323,297
1,396,015	Series 2012-34-LI (-20 x 1 Month LIBOR USD + 122.00%, 6.00% Cap)	6.00%	I/F I/O	12/16/2039	318,495
9,177,639	Series 2013-119-TZ	3.00%	‡	08/20/2043	8,651,284
5,802,726	Series 2013-188-MS (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.76%	I/F I/O	12/16/2043	744,216
45,585,719	Series 2013-39-HS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.93%	I/F I/O ‡	03/20/2041	3,918,621
8,214,360	Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.38%	I/F I/O ‡	03/20/2044	1,088,270
11,368,844	Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.46%	I/F I/O ‡	04/16/2044	1,627,250
7,742,263	Series 2014-63-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.73%	I/F I/O ‡	04/20/2044	1,389,896
7,436,055	Series 2014-69-ST (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.31%	I/F I/O	12/16/2039	955,201

	Total US Government and Agency Mortgage Backed Obligations (Cost $120,875,998)				111,926,299

US GOVERNMENT AND AGENCY OBLIGATIONS 9.4%
29,500,000	United States Treasury Notes	1.25%	‡	12/31/2018	29,323,549

	Total US Government and Agency Obligations (Cost $29,430,962)				29,323,549

SHORT TERM INVESTMENTS 1.0%
1,010,040	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		1,010,040

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2018

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,010,039	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		1,010,039
1,010,039	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		1,010,039

	Total Short Term Investments (Cost $3,030,118)				3,030,118

	Total Investments 129.6% (Cost $408,092,299)				402,122,405
	Liabilities in Excess of Other Assets (29.6)%				(91,745,859)

	NET ASSETS 100.0%				$310,376,546

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	46.9%
US Government and Agency Mortgage Backed Obligations	36.1%
Non-Agency Commercial Mortgage Backed Obligations	18.4%
Collateralized Loan Obligations	14.3%
US Government and Agency Obligations	9.4%
Asset Backed Obligations	3.5%
Short Term Investments	1.0%
Other Assets and Liabilities	(29.6)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $143,898,859 or 46.4% of net assets.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

¥	Illiquid security

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2018.

ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2018.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

Þ	Value determined using significant unobservable inputs.

‡	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

♦	Seven-day yield as of March 31, 2018

Reverse Repurchase Agreements
Counterparty	Rate	Trade Date	Maturity Date	Principal	Principal & Interest
JP Morgan Securities LLC	2.44%	3/28/2018	4/27/2018	$46,075,000	$46,084,357
Goldman Sachs	2.04%	3/21/2018	6/22/2018	28,746,000	28,762,289
Goldman Sachs	2.55%	3/27/2018	4/27/2018	9,317,000	9,319,640
JP Morgan Securities LLC	2.24%	3/28/2018	4/27/2018	7,309,000	7,310,363
Bank of America Merrill Lynch	2.35%	2/27/2018	4/4/2018	2,489,000	2,494,199

				$93,936,000	$93,970,848

The weighted average daily balance of reverse repurchase agreements during the reporting period ended March 31, 2018 was $90,000,478, at a weighted average interest rate of 1.91%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2018 was $111,050,243.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse Repurchase Agreements
US Government and Agency Mortgage Backed Obligations	$—	$65,190,000	$—	$—	$65,190,000
US Government and Agency Obligations	—	—	28,746,000	—	28,746,000

Total Borrowings	$—	$65,190,000	$28,746,000	$—	$93,936,000

Gross amount of recognized liabilities for reverse repurchase agreements					$93,936,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	15

Statement of Assets and Liabilities	(Unaudited) March 31, 2018

ASSETS
Investments in Securities, at Value*	$399,092,287
Short Term Investments, at Value*	3,030,118
Interest and Dividends Receivable	2,726,119
Prepaid Expenses and Other Assets	18,754
Cash	17,485
Total Assets	404,884,763

LIABILITIES
Payable for Reverse Repurchase Agreements	93,936,000
Investment Advisory Fees Payable	339,590
Administration, Fund Accounting and Custodian Fees Payable	100,010
Professional Fees Payable	49,464
Interest Payable for Reverse Repurchase Agreements	34,848
Trustees Fees Payable	27,909
Accrued Expenses	20,396
Total Liabilities	94,508,217
Commitments and Contingencies (See Note 2)
Net Assets	$310,376,546

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$149
Additional Paid-in Capital	353,227,119
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(747,244)
Accumulated Net Realized Gain (Loss) on Investments	(36,133,584)
Net Unrealized Appreciation (Depreciation) on Investments	(5,969,894)
Net Assets	$310,376,546

*Identified Cost:
Investments in Securities	$405,062,181
Short Term Investments	3,030,118

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,899,886
Net Asset Value per Share	$20.83

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2018

INVESTMENT INCOME
Income:
Interest	$13,976,055
Total Investment Income	13,976,055
Expenses:
Investment Advisory Fees	2,036,524
Interest Expense for Reverse Repurchase Agreements	869,420
Administration, Fund Accounting and Custodian Fees	232,670
Professional Fees	52,735
Trustees Fees	48,611
Shareholder Reporting Expenses	30,250
Registration Fees	12,505
Miscellaneous Expenses	3,661
Insurance Expenses	3,538
Transfer Agent Expenses	1,934
Total Expenses	3,291,848

Net Investment Income (Loss)	10,684,207

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	648,350
Net Change in Unrealized Appreciation (Depreciation) on Investments	(14,415,533)
Net Realized and Unrealized Gain (Loss)	(13,767,183)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,082,976)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	17

Statements of Changes in Net Assets

	Period Ended March 31, 2018	Year Ended September 30, 2017

OPERATIONS
Net Investment Income (Loss)	$10,684,207	$24,276,829
Net Realized Gain (Loss) on Investments	648,350	140,093
Net Change in Unrealized Appreciation (Depreciation) on Investments	(14,415,533)	(13,389,995)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,082,976)	11,026,927

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(14,917,279)	(28,788,755)
Return of Capital	—	(989,188)

Total Distributions to Shareholders	(14,917,279)	(29,777,943)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	449,932	814,357

Total Increase (Decrease) in Net Assets	$(17,550,323)	$(17,936,659)

NET ASSETS
Beginning of Period	$327,926,869	$345,863,528
End of Period	$310,376,546	$327,926,869

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(747,244)	$3,485,828

18	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2018

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,082,976)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(58,966,774)
Proceeds from Disposition of Long Term Investments	61,590,519
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(1,726,387)
Net Amortization (Accretion) of Premiums/Discounts	(1,994,745)
Net Realized (Gain) Loss on Investments	(648,350)
Net Change in Unrealized Depreciation (Appreciation) of Investments	14,415,533
(Increase) Decrease in:
Interest and Dividends Receivable	(310,549)
Prepaid Expenses and Other Assets	(9,087)
Receivable for Investments Sold	109,012
Increase (Decrease) in:
Payable for Investments Purchased	(2,945,150)
Investment Advisory Fees Payable	(3,321)
Interest Payable for Reverse Repurchase Agreements	(20,330)
Accrued Trustees Fees	531
Accrued Expenses	(15,544)
Administration, Fund Accounting and Custodian Fees Payable	(22,762)
Professional Fees Payable	(24,788)
Net Cash Provided By (Used In) Operating Activities	6,344,832

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(14,467,347)
Purchases of Reverse Repurchase Agreements	529,841,000
Proceeds from Reverse Repurchase Agreements	(521,701,000)
Net Cash Provided By (Used In) Financing Activities	(6,327,347)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$17,485

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$449,932
Cash Paid for Interest on Reverse Repurchase Agreements	$889,750

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	19

Financial Highlights

	Period Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Net Asset Value, Beginning of Period	$22.04	$23.30	$24.10	$23.41	$22.97	$24.87

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.72	1.63	1.81	2.21	1.83	1.63
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.93)	(0.89)	(0.08)	0.97	0.61	(1.05)
Total from Investment Operations	(0.21)	0.74	1.73	3.18	2.44	0.58

Less Distributions:
Distributions from Net Investment Income	(1.00)	(1.93)	(2.48)	(2.49)	(2.00)	(2.48)
Distributions from Return of Capital	—	(0.07)	(0.05)	—	—	—
Total Distributions	(1.00)	(2.00)	(2.53)	(2.49)	(2.00)	(2.48)
Net Asset Value, End of Period	$20.83	$22.04	$23.30	$24.10	$23.41	$22.97
Market Price, End of Period	$21.59	$24.04	$25.68	$24.88	$23.60	$22.88
Total Return on Net Asset Value[2]	(0.96)%[5]	3.49%	7.81%	14.33%	11.12%	2.24%
Total Return on Market Price[3]	(5.88)%[5]	2.09%	14.38%	17.08%	12.46%	(6.60)%

Supplemental Data:
Net Assets, End of Period (000’s)	$310,377	$327,927	$345,864	$356,678	$345,682	$338,659
Ratios to Average Net Assets:
Expenses, including interest expense	2.07% [4]	1.80%	1.59%	1.65%	1.67%	1.40%
Net Investment Income (Loss)	6.73% [4]	7.32%	7.77%	9.27%	7.90%	6.70%
Portfolio Turnover Rate	15% [5]	17%	14%	4%	22%	17%

[1]	Calculated based on average shares outstanding during the period.
[2]	Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[3]	Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[4]	Annualized.
[5]	Not Annualized.

20	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2018

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse

Semi-Annual Report	March 31, 2018	21

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2018

repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Securities pledged as collateral are reflected as a component of Investments in Securities, at Value on the Statement of Assets and Liabilities and are noted on the Schedule of Investments. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. The value of reverse repurchase agreements entered into are recorded in Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. Interest is accrued daily and an appropriate payment reflecting the interest due for reverse repurchase agreements held at period end is recorded in Interest Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. The cumulative interest paid during the period is recorded in Interest Expense for Reverse Repurchase Agreements on the Statement of Operations. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at March 31, 2018.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20181:

Category
Investments in Securities
Level 1
Money Market Funds	$3,030,118
Total Level 1	3,030,118
Level 2
Non-Agency Residential Collateralized Mortgage Obligations	113,515,504
US Government and Agency Mortgage Backed Obligations	111,926,299
Non-Agency Commercial Mortgage Backed Obligations	48,488,646
Collateralized Loan Obligations	44,370,018
US Government and Agency Obligations	29,323,549
Asset Backed Obligations	10,153,827
Total Level 2	357,777,843
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	31,984,377
Non-Agency Commercial Mortgage Backed Obligations	8,615,874
Asset Backed Obligations	714,193
Total Level 3	41,314,444
Total	$402,122,405

Certain of the Fund’s assets/liabilities are held at face value, which approximates fair value for financial statement purposes. The following is a summary of such assets/liabilities as of March 31, 2018.

Other Financial Instruments
Level 1	$—
Total Level 1	—
Level 2
Reverse Repurchase Agreements	93,936,000
Total Level 2	93,936,000
Level 3	—
Total	$93,936,000

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended March 31, 2018.

22	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2017	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2018	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2018[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$8,649,166	$4,471	$36,463	$170,223	$—	$(137,101)	$26,980,999	$(3,719,844)	$31,984,377	$107,266
Non-Agency Commercial Mortgage Backed Obligations	8,879,053	—	(377,186)	114,007	—	—	—	—	8,615,874	(377,186)
Asset Backed Obligations	777,445	—	(63,252)	—	—	—	—	—	714,193	(63,252)
Total	$18,305,664	$4,471	$(403,975)	$284,230	$—	$(137,101)	$26,980,999	$(3,719,844)	$41,314,444	$(333,172)

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2018 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]	Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2018*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$31,984,377	Market Comparables	Market Quotes	$94.95-$108.61	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Non-Agency Commercial Mortgage Backed Obligations	$8,615,874	Market Comparables	Yields	10.01%-34.77%	Increase in yields would result in the decrease in the fair value of the security
Asset Backed Obligations	$714,193	Market Comparables	Market Quotes	$17.22	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

Semi-Annual Report	March 31, 2018	23

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2018

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 7,370 shares of the Fund as of March 31, 2018. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2018, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $58,966,774 and $61,590,519 respectively. In U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds), purchases of investments were $9,946,484. There were no sales of investments in U.S. Government securities.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2018	Year Ended September 30, 2017
Distributions Paid From:
Ordinary Income	$14,917,279	$28,788,755
Return of Capital	—	989,188
Total Distributions Paid	$14,917,279	$29,777,943

24	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2018

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2017.

The cost basis of investments for federal income tax purposes as of September 30, 2017, was as follows:

Tax Cost of Investments	$405,466,049
Gross Tax Unrealized Appreciation	30,218,438
Gross Tax Unrealized Depreciation	(20,892,286)
Net Tax Unrealized Appreciation (Depreciation)	$9,326,152

As of September 30, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$9,326,152
Undistributed Ordinary Income	—
Total Distributable Earnings	—
Other Accumulated Gains (Losses)	(34,176,619)
Total Accumulated Earnings (Losses)	$(24,850,467)

As of September 30, 2017, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires
$30,420,682	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2017, the Fund deferred, on a tax basis, qualified late year losses of $3,752,787.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount and return of capital. For the year ended September 30, 2017, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$5,891,182	$(4,901,994)	$(989,188)

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Reinvested Dividends	21,125	$449,932	35,305	$814,357
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	21,125	$449,932	35,305	$814,357

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $48,611 from the Fund during the period ended March 31, 2018. These trustees may elect to defer the cash payment of part or all of their compensation. These

Semi-Annual Report	March 31, 2018	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2018

deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $48,611 which includes $48,489 in current fees (either paid in cash or deferred) and an increase of $122 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	collateralized debt obligations risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal

26	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2018

and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	high yield risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	interest rate risk: Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Semi-Annual Report	March 31, 2018	27

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2018

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly or at all with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	restricted securities risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

9.  Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2018, the Fund held the following instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Reverse Repurchase Agreements	$93,936,000	$—	$93,936,000	$93,936,000	$—	$—

10.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

28	DoubleLine Opportunistic Credit Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2018

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2018, the Boards of Trustees (the “Board”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2018 meeting with management and at meetings held earlier in February outside the presence of management specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares) against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the three-month, six-month, and one-year periods and, where applicable, the three- and five-year periods ended December 31, 2017 against its Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the views of Strategic Insight regarding the challenges it encountered in assembling a peer group of funds with investment strategies substantially similar to those of certain open-end Funds.

Semi-Annual Report	March 31, 2018	29

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2018

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund, other than the Emerging Markets Fixed Income Fund (“EMFI”), Long Duration Total Return Bond Fund (“LD Total Return”), Low Duration Emerging Markets Fixed Income Fund (“LDEMFI”), Shiller Enhanced International CAPE (“International CAPE”), and Ultra Short Bond Fund (“Ultra Short”), was in the first or second performance quartile relative to its respective Morningstar category for the one-year period ended December 31, 2017; and each open-end Fund with a sufficiently long track record was in the first or second performance quartile relative to its respective Morningstar category for the three- and five-year periods ended December 31, 2017, other than EMFI and the Floating Rate Fund, which were in the third performance quartile for the three-year period, and LDEMFI, which was in the fourth performance quartile for the three-year period. The Trustees considered specific factors cited by DoubleLine for the relative underperformance of certain of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to the overall positioning and strategy of the Funds. In addition, the Trustees considered management’s statements that International CAPE and Ultra Short have short operating histories, limiting the usefulness of peer group comparisons, and that the unusual long-duration strategy of LDEMFI limits the number of similar peer funds for comparison. Concerning EMFI and LD Total Return, the Trustees noted that each Fund’s performance was in the first quartile of its Morningstar category for longer-term periods (the five-year period ended December 31, 2017 in the case of EMFI, and the three-year period ended December 31, 2017 in the case of LD Total Return).

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than LD Total Return, the Strategic Commodity Fund, and Ultra Short, had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that the net total expense ratios of LD Total Return and the Strategic Commodity Fund were nonetheless below those of several of their respective peers, and that each of those Funds had achieved favorable relative performance over the longest period shown in its Strategic Insight Report notwithstanding its net expense ratio. The Trustees noted that, although Ultra Short’s net total expense ratio was in the third comparative quartile, it was within one-tenth of one basis point of the peer group median.

The Trustees considered each open-end Fund that had a net management fee ratio in the third or fourth quartile of its peer group: the Total Return Bond Fund, EMFI, the Multi-Asset Growth Fund, the Flexible Income Fund, LD Total Return, the Global Bond Fund, and the Infrastructure Income Fund. They noted that each of these Funds, other than LD Total Return, had a net total expense ratio in the first or second quartile of its peer group, and that the net management fee ratio of LD Total Return was only slightly more than one basis point above the median of its peer group. They noted that the net management fee ratio of each Fund was below the net management fee ratios of several of its respective peers. Concerning the Infrastructure Income Fund, they also considered Strategic Insight’s statement that the Fund did not have a group of peer funds with a similar focus on infrastructure-related bonds.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio based on managed assets (generally, including the assets attributable to the Fund’s leverage) was shown in the Strategic Insight Reports to be slightly above the median of its peer group, and that its net management fee ratio based on net assets (generally, excluding the assets attributable to the Fund’s leverage) was below the median of its peer group. The Trustees noted that DBL had performed in the second quartile of its Morningstar category for the five-year period ended December 31, 2017, but that its performance had been in the third quartile for the three-year period and the fourth quartile for the one-year period ended December 31, 2017. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its conservative positioning and its focus on investment in mortgage-backed securities by contrast to many peers that had more diversified exposure to segments of the debt securities markets. They also noted the information in the Strategic Insight Report showing that DBL had employed comparatively less leverage than its peers as of the date of the information in that report.

As to the Income Solutions Fund (“DSL”), the Trustees noted that DSL was shown in the Strategic Insight Reports to have performed in the first or second quartile of its Morningstar category for all periods shown. They noted the information in the Strategic Insight Report showing that DSL had employed comparatively less leverage than the median of its peer group as of the date of the information in that report. They noted that DSL’s net management fee ratios and net total expense ratios were just above the median of its peer group.

In evaluating the comparative net management fee ratios of DBL and DSL, the Trustees also considered DoubleLine’s statement that it had attempted to set each Fund’s fees at its inception at rates that reflected competitive market levels, but that also reflected the experience and expertise DoubleLine brings to managing the Funds.

The Trustees noted that both DBL and DSL had employed leverage for the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

30	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2018

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees noted that a number of the open-end Funds had achieved significant size. The Trustees considered management’s view that the net management fee rates of the open-end Funds with significant size are consistent with DoubleLine’s general pricing philosophy of agreeing upon a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. They noted DoubleLine’s statements that that approach has facilitated the open-end Funds’ asset-raising efforts and allowed the open-end Funds to compete from inception with peer funds with, in some cases, larger asset bases. The Trustees further noted that DoubleLine was still subsidizing the expenses of a number of the Funds. The Trustees also noted DoubleLine’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure. The Trustees considered management’s statements among others that, although mutual fund advisory fees have trended downward over time, reducing the pricing advantage the Total Return Bond Fund had previously enjoyed, the Fund is fairly priced in light of its historical performance and the fact that it is DoubleLine’s and Mr. Gundlach’s flagship strategy. The Trustees also noted Strategic Insight’s observation that certain open-end Funds have experienced substantial asset growth in recent periods, and that that growth has resulted in a number of cases in reductions in the expense ratios of those Funds.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its

Semi-Annual Report	March 31, 2018	31

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2018

profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to some Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

32	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited) March 31, 2018

For the fiscal year ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2017, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2017, was as follows:

Qualified Interest Income	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	March 31, 2018	33

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2018

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

34	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2018

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Semi-Annual Report	March 31, 2018	35

Information About Proxy Voting	(Unaudited) March 31, 2018

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 23, 2018 for shareholders of record as of the close of business on December 15, 2017 to re-elect Raymond B. Woolson and Ronald R. Redell, both Class III trustee nominees, for the Fund. The nominee Raymond B. Woolson was elected with 12,652,003 affirmative votes and 184,961 votes withheld. The nominee Ronald R. Redell was elected with 8,379,070 affirmative votes and 4,457,893 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari and John C. Salter.

36	DoubleLine Opportunistic Credit Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2018

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	March 31, 2018	37

Dividend Reinvestment Plan (Cont.)	(Unaudited) March 31, 2018

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

38	DoubleLine Opportunistic Credit Fund

Privacy Notice	(Unaudited) March 31, 2018

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Semi-Annual Report	March 31, 2018	39

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DBL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not directly engage in securities lending activities during the period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  DoubleLine Opportunistic Credit Fund

By (Signature and Title)            /s/ Ronald R. Redell

                         Ronald R. Redell, President and Chief Executive Officer

Date                         5/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)             /s/ Ronald R. Redell

                             Ronald R. Redell, President and Chief Executive Officer

Date                5/30/2018

By (Signature and Title)                 /s/ Susan Nichols

                                     Susan Nichols, Treasurer and Principal Financial Accounting Officer

Date                             5/30/2018